MANAGER AND FOUNDER
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  U.S. BANCORP ASSET MANAGEMENT, INC.
  555 S.W. Oak
  U.S. Bancorp Tower
  Portland, Oregon 97204

BOARD OF TRUSTEES
  Lacy B. Herrmann, Chairman
  Gary C. Cornia
  David B. Frohnmayer
  James A. Gardner
  Diana P. Herrmann
  Raymond H. Lung
  John W. Mitchell
  Patricia L. Moss
  Ralph R. Shaw
  Nancy Wilgenbusch

OFFICERS
  Diana P. Herrmann, President
  James M. McCullough, Senior Vice President
  Sally J. Church, Vice President
  Christine L. Neimeth, Vice President
  Rose F. Marotta, Chief Financial Officer
  Joseph P. DiMaggio, Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PFPC INC.
  400 Bellevue Parkway
  Wilmington, Delaware 19809

CUSTODIAN
  BANK ONE TRUST COMPANY, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

INDEPENDENT AUDITORS
  KPMG LLP
  757 Third Avenue
  New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

SEPTEMBER 30, 2002

                                TAX-FREE TRUST OF
                                     OREGON

                          A TAX-FREE INCOME INVESTMENT

[Logo of Tax-Free Trust of Oregon: a square with two pine trees in front of a mountain]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                             AQUILA(SM) GROUP OF FUNDS

[Logo of Tax-Free Trust of Oregon: a square with two pine trees in front of a mountain]

                 SERVING OREGON INVESTORS FOR MORE THAN 15 YEARS

                            TAX-FREE TRUST OF OREGON

                                  ANNUAL REPORT

                               "POSITIVE RETURNS"

                                                               November 18, 2002

Dear Fellow Shareholder:

     Lately, it is difficult to go through even a single day without hearing some unsettling news - the stock market is down again, a new terror alert is issued, etc., etc. In fact, in most people's viewpoint, it is pretty "ugly" out there in terms of the securities markets.

     By contrast, we are pleased to provide you with some GOOD NEWS in the form of this latest Annual Report for Tax-Free Trust of Oregon. Your investment in the Trust continues to provide you and all other shareholders with a POSITIVE RETURN.

     * Every month you receive a dividend - either through a cash payment or a statement of reinvestment. This distributed return has been positive each month and is DOUBLE TAX-FREE to you and all of the Trust's shareholders. Considering all the negative returns that are a product of the securities markets these days, that's pretty good. When you equate this DOUBLE TAX-FREE return to a taxable return using the 28% tax bracket, it would be equivalent to a 7% return on your money.

     * Additionally, although the share price of the Trust can and will vary depending upon market conditions, we strive to manage your investment to keep fluctuations relatively moderate. During the latest report period from October 1, 2001 to September 30, 2002, the share price actually increased from $10.72 to $11.12. This share price increase may seem to be relatively modest in nature. However, considering the world out there, it is indeed pleasant to get ANY INCREASE in price in addition to the POSITIVE RETURN of the dividends.

     * The Trust has continued to be a source of good over this report period through the municipal bond holdings in its portfolio. The municipal bonds in the Trust have helped communities throughout the entire state of Oregon to build and renovate a variety of public purpose projects. The roads, schools, hospitals, airports, and other projects that have been financed by the Trust have benefited all shareholders, as well as the entire citizenry of the state of Oregon.

THE TRUST'S STRATEGY

     How have we been able to produce these results during a time when many other funds and organizations are struggling?

     We believe it comes down to the Trust's strategy of providing a portfolio of quality, intermediate maturity securities, and diversification.

     We have always taken the approach of having the Trust comprised of high-quality securities. In fact, the Trust's prospectus specifically limits the portfolio manager to investing in investment grade bonds or equivalent, those which are within the top four credit ratings - AAA, AA, A and BBB. In practice, 95.6% of the portfolio is invested in the top two categories - AAA AND AA. Historically, these higher quality bonds have experienced fewer problems and lesser fluctuation than those outside of our investment universe.

     We believe that having a portfolio which is intermediate in its maturity tends to moderate the fluctuation in share price for the Trust. We, therefore, strive to structure the Trust's portfolio so that some of the bonds have maturities of 1 year, while others have maturities of 20 - 25 years, but the overall average is 13.1 years. This helps us to keep the value of your investment stable. Moreover, it ensures that the capital of your investment is basically there when you need it. Indeed, to the maximum extent practicable, we strive to provide you with RETURN OF YOUR INVESTMENT, as well as RETURN ON YOUR INVESTMENT.

     Furthermore, the investments of your Trust are geographically spread over a diverse group of projects. As of September 30, 2002, Tax-Free Trust of Oregon had approximately 220 securities in its portfolio. These were spread over the entire state and thus were not overly concentrated. This approach has two benefits. One is avoiding any adverse effect to the share value in the remote event that any particular bond had a problem. Second, it helps build and renovate the various kinds of municipal projects that help citizens throughout the state.

APPRECIATION

     Management of the Trust will continue to strive to do the kind of things that will provide you and other shareholders with the satisfaction that your investment is producing a POSITIVE RETURN for you, while providing you with a high level of confidence.

     We continue to value the support you have placed in the Trust through your investment.


                                   Sincerely,

/S/  Diana P. Herrmann                    /s/  Lacy B. Herrmann
----------------------                      ----------------------
Diana P. Herrmann                              Lacy B. Herrmann
President                                      Chairman of the Board of Trustees


For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT). Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Trust of Oregon for the 10-year period ended September 30, 2002 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.


[Graphic of a line chart with the following information:]


             Lehman Brothers                      Trust's Class A Shares
           Quality Intermediate
           Municipal Bond Index         With Sales Charge   Without Sales Charge         Cost of Living
9/92             $10,000                     $ 9,600              $10,000                   $10,000
9/93             $10,990                     $10,624              $11,070                   $10,269
9/94             $10,927                     $10,444              $10,883                   $10,573
9/95             $12,025                     $11,342              $11,819                   $10,842
9/96             $12,559                     $11,958              $12,460                   $11,168
9/97             $13,513                     $12,833              $13,372                   $11,408
9/98             $14,501                     $13,663              $14,236                   $11,578
9/99             $14,653                     $13,628              $14,201                   $11,883
9/00             $15,436                     $14,350              $14,952                   $12,293
9/01             $16,904                     $15,651              $16,308                   $12,619
9/02             $18,300                     $17,007              $17,721                   $12,810


                                    AVERAGE ANNUAL TOTAL RETURN
                                FOR PERIODS ENDED SEPTEMBER 30, 2002
                               ---------------------------------------
                                                               SINCE
                               1 YEAR    5 YEARS  10 YEARS   INCEPTION
                               ------    -------  --------   ---------
Class A (6/16/86)
   With Sales Charge ......     4.21%     4.93%     5.45%     6.51%
   Without Sales Charge ...     8.59%     5.80%     5.89%     6.77%

Class C (4/5/96)
   With CDSC ..............     6.63%     4.89%      n/a      5.30%
   Without CDSC ...........     7.67%     4.89%      n/a      5.30%

Class Y (4/5/96)
   No Sales Charge ........     8.65%     5.94%      n/a      6.36%

Lehman Index ..............     8.26%     6.25%     6.23%     6.74%* (Class A)
                                8.26%     6.25%      n/a      6.31% (Class C&Y)


*    From commencement of the index on 1/1/87.

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

MANAGEMENT DISCUSSION

     The total net assets of Tax-Free Trust of Oregon reached $402,481,655 as of the Trust's fiscal year-end of September 30, 2002. This compares with total net assets of $345,036,473 on September 30, 2001. Much of this growth in assets was realized through new investors buying shares of the Trust, as well as existing shareholders adding to their accounts. The economic environment experienced over this past year coupled with the serious decline in the stock market caused investors to consider very seriously municipal bonds as a solid and alternative area for investments, providing a positive return.

     As you are probably aware, the Federal Reserve Board ("Fed") aggressively lowered short-term interest rates in 2001, from a level of 6% to 1.75% on December 11, 2001. As of November 6, 2002, the Fed reduced interest rates further by 1/2 of 1%. This is the lowest level of interest rates in over 40 years. These interest rate decreases were intended to help stimulate the overall economic environment of our country.

     Concurrently, they also had the effect of stimulating and increasing the share value of the Trust. The share price of the Class A shares of the Trust increased to $11.12 as of September 30, 2002, as compared to $10.72 on September 30, 2001.

     The third quarter of 2002 turned out to be the worst quarterly performance for the stock based Dow Jones Industrial Average since the stock market crash of 1987. This decline in equity securities had a distinct effect on not only reducing the wealth factor of individuals, but also it had a major psychological impact caused by incessant negative headlines. These factors, in turn, had a substantial effect on fiscal decisions by individuals, as well as corporations. Investors turned to other assets to offset their losses in stocks.

     This alternative approach to investing resulted in general increases in the prices of real estate. Lower interest rates also provided homeowners with an opportunity to refinance their mortgages. Additionally, investors sought out more conservative assets, such as municipal bonds. The result has been that municipal bonds, on a tax adjusted basis, ended up by having the best performance of an asset class over 1, 3, and 5 year periods.

     The economic weakness in our country had a negative rippling effect on most municipalities and states. Indeed, most states have felt the pinch of lower tax receipts. This, in turn, drove many state budgets into a deficit position. As a result, states and municipalities are making major efforts to cut their budgets in every way possible. The economic environment has also driven states and municipalities to seek additional fund sources through new municipal bond offerings.

     In general, issuance of municipal debt through the first nine months of 2002 was the highest on record, $251 billion. There is a distinct possibility that issuance will likely reach $320 billion by end of 2002, far outpacing the $292.2 billion issued in 1993, which was the previous largest annual issuance on record.

     Through September 30, 2002, the rate of municipal bond issuance within Oregon did not kept pace with the national rate. However, this situation was reversed in October by a very large increase in municipal issuance of nearly 30% over the level of 2001. One specific new issuance was that of the Oregon State Boards Association which sought to issue approximately $775 million for 42 different school districts. Since this new issuance of bonds is expected to be taxable at the Federal level, it should not affect the market for double tax-exempt securities like the ones held in the Trust.

     In times like these, we have seen many investors seeking higher returns from municipal bonds by buying lower credit-rated securities with longer maturities. Since Oregon State has become one of 20 states that have been put on the negative credit watch by various credit agencies, Tax-Free Trust of Oregon does not feel that it should follow this path in order to achieve higher returns for shareholders.

     Indeed, it is the aim of the Trust to maintain its approach of having high quality securities within its portfolio. As of September 30, 2002, Tax-Free Trust of Oregon's portfolio had 95.6% of its securities rated within the two highest categories possible - AAA and AA. We also continue to stress an overall intermediate level of maturities for the Trust's portfolio. We take this approach to avoid undue volatility of share price. Despite uncertain economic times, we continue to strive for value without raising the overall level of risk. In general, we continue to seek a satisfactory double tax-free yield as well as high stability for the principal of shareholders' investments.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]


                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Trust of Oregon:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Trust of Oregon, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Oregon as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
November 15, 2002

                            TAX-FREE TRUST OF OREGON
                            STATEMENT OF INVESTMENTS
                               SEPTEMBER 30, 2002

                                                                                 RATING
     FACE                                                                        MOODY'S/
    AMOUNT          STATE OF OREGON GENERAL OBLIGATION BONDS - 55.5%               S&P             VALUE
--------------      ----------------------------------------------------------   --------       ------------
                    City of Beaverton, Oregon
$      910,000            5.950%, 04/01/2003 .................................   Aa3/AA         $    930,193
       960,000            6.050%, 04/01/2004 .................................   Aa3/AA              980,813
     1,020,000            6.150%, 04/01/2005 .................................   Aa3/AA            1,042,613
     1,080,000            6.250%, 04/01/2006 .................................   Aa3/AA            1,104,473
                    Bend, Oregon Transportation Highway Systems
                       (MBIA Corporation Insured)
     1,135,000            5.300%, 9/1/2017 ...................................   Aaa/NR            1,239,987
                    Blue Mountain, Oregon Hospital District (AMBAC
                       Indemnity Corporation Insured)
     1,000,000            5.000%, 02/01/2021 .................................   Aaa/AAA           1,042,500
                    Chemeketa, Oregon Community College District
                       (Financial Guaranty Insurance Corporation Insured)
     1,385,000            5.500%, 06/01/2014 .................................   Aaa/AAA           1,630,837
                    Clackamas County, Oregon School District #007J (Lake
                       Oswego) (State School Bond Guaranty Program)
     1,340,000            5.375%, 06/01/2013 .................................   Aa2/NR            1,535,975
                    Clackamas County, Oregon School District #62
                       (Oregon City) (State School Bond Guaranty Program)
     2,000,000            5.500%, 06/15/2020 .................................   Aa2/AA            2,185,000
                    Clackamas County, Oregon School District #62 C
                       (Oregon City)
     1,330,000            5.375%, 06/15/2017 .................................   Aa2/AA            1,471,313
                    Clackamas County, Oregon School District #86
                       (Canby) (State School Bond Guaranty Program)
     3,535,000            5.250%, 06/15/2020 .................................   Aa2/AA            3,791,288
                    Clackamas County, Oregon School District #108
                       (Estacada) (Financial Security Assurance Insured)
     1,295,000            5.375%, 06/15/2017 .................................   Aaa/AAA           1,439,069
     2,000,000            5.000%, 06/15/2025 .................................   Aaa/AAA           2,065,000
                    Clackamas County, Oregon School District #115
                       (AMBAC Indemnity Corporation Insured)
       615,000            5.700%, 06/01/2007 .................................   Aaa/AAA             670,350
     1,000,000            6.150%, 06/01/2014 .................................   Aaa/AAA           1,097,500
                    Clackamas County, Oregon Tax Allocation
     1,000,000            6.500%, 05/01/2020 .................................   NR/NR*            1,000,680
                    Clackamas, Multnomah and Washington County,
                       Oregon School District #7J

$    1,500,000            5.700%, 06/15/2010 .................................   Aa2/NR         $  1,588,125
                    Clackamas, Oregon Community College District
                       (Financial Guaranty Insurance Corporation Insured)
     3,955,000            5.250%, 06/15/2017 .................................   Aaa/AAA           4,335,669
     2,750,000            5.250%, 06/15/2018 .................................   Aaa/AAA           2,994,063
                    Clackamas and Washington County, Oregon School
                       District #3J (Financial Guaranty Insurance
                       Corporation Insured)
     1,620,000            5.000%, 06/01/2017 .................................   Aaa/AAA           1,717,200
                    Clatsop County School District #1 (Astoria) (State
                       School Bond Guaranty Program)
     1,725,000            5.500%, 06/15/2019 .................................    NR/AA            2,011,781
                    Columbia County, Oregon School District #502
                       (Financial Guaranty Insurance Corporation Insured)
     2,070,000            zero coupon, 06/01/2015 ............................   Aaa/AAA           1,247,175
                    Deschutes County, Oregon (Financial Security
                       Assurance Insured)
     2,000,000            5.000%, 12/01/2014 .................................   Aaa/NR            2,232,500
     1,615,000            5.000%, 12/01/2015 .................................   Aaa/NR            1,780,538
     2,260,000            5.000%, 12/01/2016 .................................   Aaa/NR            2,463,400
                    Deschutes County, Oregon Admin. School District #1
                       (Financial Security Assurance Insured)
     1,145,000            5.500%, 06/15/2014 .................................   AAA/NR            1,309,594
     1,300,000            5.500%, 06/15/2016 .................................   AAA/NR            1,472,250
     1,355,000            5.500%, 06/15/2018 .................................   AAA/NR            1,514,212
     3,000,000            5.125%, 06/15/2021 .................................   AAA/NR            3,161,250
                    Deschutes County, Oregon Admin. School District #1
     1,500,000            5.000%, 12/01/2017 .................................    A1/A             1,601,250
                    Douglas County, Oregon School District #4
                       (Roseburg) (State School Bond Guaranty Program)
     1,075,000            5.125%, 12/15/2017 .................................   Aa2/NR            1,170,406
                    Douglas County, Oregon School District #116 (Winston-
                       Dillard) (State School Bond Guaranty Program)
     1,020,000            5.625%, 06/15/2020 .................................    NR/AA            1,122,000
                    Eugene, Oregon (Parks & Open Space)

$    1,465,000            5.250%, 02/01/2018 .................................   Aa2/NR         $  1,574,875
     1,555,000            5.250%, 02/01/2019 .................................   Aa2/NR            1,667,738
                    Gresham, Oregon (Financial Security Assurance Insured)
     1,155,000            5.375%, 06/01/2018 .................................   Aaa/NR            1,286,381
                    Hood River County, Oregon School District (AMBAC
                       Indemnity Corporation Insured)
     2,000,000            5.650%, 06/01/2008 .................................   Aaa/AAA           2,140,000
                    Jackson County, Oregon School District #4 (Phoenix-
                       Talent) (Financial Security Assurance Insured)
     1,395,000            5.500%, 06/15/2018 .................................   Aaa/AAA           1,558,912
                    Jackson County, Oregon School District #9 (Eagle
                       Point) (State School Bond Guaranty Program)
     1,120,000            5.625%, 06/15/2017 .................................   Aa2/NR            1,264,200
     1,660,000            5.000%, 06/15/2021 .................................   Aa2/NR            1,734,700
                    Jackson County, Oregon School District #549
                       (Medford) (State School Bond Guaranty Program)
     1,750,000            5.000%, 06/15/2012 .................................   Aa2/NR            1,981,875
                    Jackson County, Oregon School District #549C
                       (Financial Security Assurance Insured)
     1,000,000            5.300%, 06/01/2008 .................................   Aaa/AAA           1,095,000
                    Jefferson County School District #509J (Financial
                       Guaranty Insurance Corporation Insured)
     1,025,000            5.250%, 06/15/2017 .................................   Aaa/AAA           1,132,625
                    Josephine County, Oregon School District #7
                       (Grants Pass) (Financial Guaranty Insurance
                       Corporation Insured)
     2,700,000            5.700%, 06/01/2013 .................................   Aaa/AAA           3,061,125
                    Josephine County, Oregon Three Rivers School
                       District (Financial Security Assurance Insured)
     1,780,000            5.250%, 06/15/2018 .................................   Aaa/NR            1,937,975
                    Lane County, Oregon School District #40 (Creswell)
                       (State School Bond Guaranty Program)
     1,430,000            5.375%, 06/15/2020 .................................    NR/AA            1,547,975
                    Lane County, Oregon School District #4J (Eugene)
     2,000,000            5.375%, 07/01/2009 .................................   Aa3/NR            2,060,440
                    Lane County, Oregon School District #52J (Financial
                       Guaranty Insurance Corporation Insured)
       750,000            6.400%, 12/01/2009 .................................   Aaa/AAA             879,375
                    Lane & Douglas County, Oregon School District #45J
                       (State School Bond Guaranty Program)


$    1,525,000            6.000%, 06/15/2018 .................................    NR/AA         $  1,830,000
                    Lane and Douglas County, Oregon School District 97J
                       (Siuslaw) (State School Bond Guaranty Program)
     1,000,000            5.400%, 06/15/2019 .................................   Aa2/NR            1,085,000
                    Lincoln County, Oregon (MBIA Corporation Insured)
     1,000,000            5.375%, 02/01/2010 .................................   Aaa/AAA           1,011,430
                    Lincoln County, Oregon School District (Financial
                       Guaranty Insurance Corporation Insured)
     1,245,000            5.250%, 06/15/2012 .................................   Aaa/AAA           1,391,287
                    Linn Benton, Oregon Community College District
                       (Financial Guaranty Insurance Corporation Insured)
     1,160,000            zero coupon, 06/15/2011 ............................   Aaa/AAA             858,400
                    Linn County, Oregon School District #7 (Harrisburg)
                       (State School Bond Guaranty Program)
     1,660,000            5.500%, 06/15/2019 .................................    NR/AA            1,823,925
                    Linn County, Oregon School District #9 (Lebanon)
                       (Financial Guaranty Insurance Corporation Insured)
     3,000,000            zero coupon,, 06/15/2030 ...........................   Aaa/AAA           2,981,250
                    Linn County, Oregon School District #9 (Lebanon)
                       (MBIA Corporation Insured)
     2,500,000            5.000%, 06/15/2030 .................................   Aaa/AAA           2,568,750
                    Malheur County, Oregon Jail Bonds (MBIA
                       Corporation Insured)
     1,345,000            6.300%, 12/01/2012 .................................   Aaa/AAA           1,506,400
                    Marion and Clackamas County, Oregon Union
                       High School District #7J (Financial Security
                       Assurance Insured)
     1,340,000            6.000%, 06/01/2013 .................................   Aaa/AAA           1,453,900
                    Metro, Oregon
     3,240,000            5.000%, 01/01/2013 .................................   Aa1/AA+           3,584,250
                    Multnomah and Clackamas County, Oregon School
                       District #10 (Gresham-Barlow) (Financial Security
                       Assurance Insured)
     1,500,000            5.500%, 06/15/2018 .................................   Aaa/AAA           1,676,250
     2,650,000            5.000%, 06/15/2021 .................................   Aaa/AAA           2,765,938
                    Multnomah County School District #7 (Reynolds)
                       (State School Bond Guaranty Program)


$      500,000            5.625%, 06/15/2017 .................................   Aa2/AA         $    564,375
     2,375,000            5.125%, 06/15/2019 .................................   Aa2/AA            2,550,156
                    Multnomah County School District #40
     5,100,000            5.625%, 06/01/2012 .................................   NR/AA-            5,431,500
                    Multnomah County School District #40 (Financial
                       Security Assurance Insured)
     2,055,000            5.000%, 12/01/2015 .................................   Aaa/AAA           2,229,675
                    Northern, Oregon Correctional (AMBAC Indemnity
                       Corporation Insured)
     1,195,000            5.400%, 09/15/2016 .................................   Aaa/AAA           1,320,475
                    Oak Lodge Water District (AMBAC Indemnity
                       Corporation Insured)
       215,000            7.300%, 12/01/2005 .................................   Aaa/AAA             240,531
       215,000            7.300%, 12/01/2006 .................................   Aaa/AAA             238,381
       215,000            7.400%, 12/01/2007 .................................   Aaa/AAA             238,919
                    State of Oregon Board of Higher Education
       900,000            6.200%, 10/15/2007 .................................   Aa2/AA              901,359
     2,000,000            6.250%, 10/15/2012 .................................   Aa2/AA            2,003,040
       820,000            zero coupon, 08/01/2016 ............................   Aa2/AA              464,325
       655,000            zero coupon, 08/01/2017 ............................   Aa2/AA              350,425
       500,000            zero coupon, 08/01/2018 ............................   Aa2/AA              252,500
     2,890,000            6.000%, 10/15/2018 .................................   Aa2/AA            2,894,162
       540,000            zero coupon, 08/01/2019 ............................   Aa2/AA              257,175
     2,560,000            5.500%, 08/01/2021 .................................   Aa2/AA            2,780,800
     3,000,000            5.000%, 08/01/2022 .................................   Aa2/AA            3,127,500
     1,655,000            5.600%, 08/01/2023 .................................   Aa2/AA            1,768,781
     1,500,000            5.600%, 08/01/2023 .................................   Aa2/AA            1,603,125
     6,300,000            6.000%, 08/01/2026 .................................   Aa2/AA            7,331,625
                    State of Oregon Elderly & Disabled Housing
       720,000            6.250%, 08/01/2013 .................................   Aa2/AA              737,100
                    State of Oregon Veterans' Welfare
       505,000            9.000%, 04/01/2008 .................................   Aa2/AA              522,948
       700,000            9.200%, 10/01/2008 .................................   Aa2/AA              943,250
     1,115,000            5.200%, 10/01/2018 .................................   Aa2/AA            1,162,387
     1,000,000            5.250%, 10/01/2042 .................................   Aa2/AA            1,042,500
                    Polk County, Oregon School District #2 (Dallas)
                       (Financial Security Assurance Insured)


$    1,000,000            5.400%, 06/01/2012 .................................   Aaa/AAA        $  1,036,930
                    Polk, Marion, and Benton County, Oregon School
                       District #13J (Financial Guaranty Insurance
                       Corporation Insured)
     1,000,000            5.500%, 12/01/2008 .................................   Aaa/AAA           1,081,250
                    City of Portland, Oregon
     1,480,000            5.100%, 10/01/2009 .................................   Aaa/NR            1,504,228
     2,790,000            5.750%, 06/01/2013 .................................   Aaa/NR            3,086,438
     1,000,000            4.600%, 06/01/2014 .................................   Aaa/NR            1,062,500
     2,000,000            5.600%, 06/01/2015 .................................   Aa2/NR            2,207,500
       250,000            5.250%, 06/01/2015 .................................   Aa2/NR              265,000
     2,975,000            zero coupon, 06/01/2015 ............................   Aa2/NR            1,781,281
     1,120,000            5.125%, 06/01/2018 .................................   Aaa/NR            1,198,400
                    Portland, Oregon Community College District
     3,015,000            5.125%, 06/01/2013 .................................   Aa2/AA            3,384,338
     3,115,000            5.125%, 06/01/2016 .................................   Aa2/AA            3,403,138
     2,350,000            5.000%, 06/01/2021 .................................   Aa2/AA            2,455,750
                    Portland, Oregon Community College District
                       (Financial Guaranty Insurance Corporation Insured)
     1,395,000            5.000%, 06/01/2017 .................................   Aaa/AAA           1,494,394
                    Salem-Keizer, Oregon School District #24 (Financial
                       Security Assurance Insured)
     1,000,000            4.875%, 06/01/2014 .................................   Aaa/AAA           1,063,750
                    Southwestern Oregon Community College District
                       (MBIA Corporation Insured)
     1,120,000            6.000%, 06/01/2025 .................................   Aaa/AAA           1,293,600
                    Tillamook County, Oregon School District (Financial
                       Security Assurance Insured)
     3,000,000            5.250%, 06/15/2022 .................................   Aaa/AAA           3,202,500
                    Tualatin Hills Park and Recreation District, Oregon
                       (MBIA Corporation Insured)
     2,470,000            5.750%, 03/01/2012 .................................   Aaa/AAA           2,707,738
     2,000,000            5.750%, 03/01/2015 .................................   Aaa/AAA           2,190,000
                    Umatilla County, Oregon (Financial Guaranty
                       Insurance Corporation Insured)
     2,000,000            5.600%, 10/01/2015 .................................   Aaa/AAA           2,270,000
                    Umatilla County, Oregon School District #16R
                       (Pendleton) (Financial Guaranty Insurance
                       Corporation Insured)


$    1,550,000            5.500%, 07/01/2012 .................................   Aaa/NR         $  1,825,125
                    Umatilla County, Oregon School District #8R
                       Hermiston (AMBAC Indemnity Corporation Insured)
       700,000            6.100%, 12/01/2012 .................................   Aaa/AAA             768,250
                    Wasco County, Oregon School District #12 (Financial
                       Security Assurance Insured)
     1,135,000            6.000%, 06/15/2015 .................................   Aaa/AAA           1,362,000
     1,400,000            5.500%, 06/15/2017 .................................   Aaa/AAA           1,653,750
     1,790,000            5.500%, 06/15/2020 .................................   Aaa/AAA           2,087,588
                    Wash. & Clackamas Countys School District #23
                       (Tigard) (MBIA Corporation Insured)
     2,700,000            5.375%, 06/15/2014 .................................   Aaa/NR            3,094,875
                    Washington and Clackamas County, Oregon School
                       District #23J (Tigard)
     2,000,000            5.400%, 01/01/2010 .................................   Aa3/NR            2,056,160
     1,000,000            5.650%, 06/01/2015 .................................   Aa3/NR            1,128,750
                    Washington County, Oregon
     1,000,000            5.000%, 06/01/2017 .................................   Aa2/NR            1,075,000
                    Washington County, Oregon School District #15
                       (Forest Grove) (Financial Security Assurance Insured)
     1,760,000            5.375%, 06/15/2016 .................................   Aaa/NR            1,971,200
     2,000,000            5.000%, 06/15/2021 .................................   Aaa/NR            2,087,500
                    Washington County, Oregon School District #48J
                       (Beaverton)
     1,175,000            5.500%, 06/01/2006 .................................   Aa2/AA-           1,239,625
     1,130,000            5.600%, 06/01/2007 .................................   Aa2/AA-           1,193,562
     1,000,000            6.150%, 06/01/2008 .................................   Aa2/AA-           1,007,210
     1,415,000            5.700%, 06/01/2008 .................................   Aa2/AA-           1,496,362
     1,440,000            6.000%, 06/01/2011 .................................   Aa2/AA-           1,531,800
     2,000,000            5.125%, 01/01/2015 .................................   Aa2/AA-           2,197,500
     1,600,000            5.125%, 01/01/2016 .................................   Aa2/AA-           1,742,000
                    Washington County, Oregon School District #48J
                       (Beaverton) (Financial Guaranty Insurance
                       Corporation Insured)
     2,500,000            5.375%, 06/01/2019 .................................   Aaa/AAA           2,687,500
                    Washington County, Oregon School District #88JT
                       (Financial Security Assurance Insured)

$      585,000            6.100%, 06/01/2012 .................................   Aaa/AAA        $    642,037
     2,315,000            6.100%, 06/01/2012 .................................   Aaa/AAA           2,581,225
     2,055,000            5.125%, 06/15/2012 .................................   Aaa/NR            2,288,756
                    Washington Multnomah & Yamhill County, Oregon
                       School District #1J
     1,295,000            5.250%, 06/01/2013 .................................   Aa3/NR            1,445,544
                    Washington & Yamhill, Oregon County School District
                       #58J (AMBAC Indemnity Corporation Insured)
        70,000            6.600%, 11/01/2004 .................................   Aaa/AAA              70,268
        80,000            6.600%, 11/01/2005 .................................   Aaa/AAA              80,306
        90,000            6.600%, 11/01/2006 .................................   Aaa/AAA              90,345
                    Yamhill, Oregon County School District #29J
                       (Newberg) (Financial Security Assurance Insured)
     2,000,000            5.350%, 06/01/2006 .................................   Aaa/AAA           2,120,000
                                                                                                ------------
                          Total State of Oregon General Obligation Bonds .....                   223,578,967
                                                                                                ------------
                    STATE OF OREGON REVENUE BONDS - 43.1%
                    ----------------------------------------------------------

                    AIRPORT REVENUE BONDS - 0.8%
                    ----------------------------------------------------------
                    Port of Portland, Oregon Airport (AMBAC Indemnity
                       Corporation Insured)
     3,000,000            5.500%, 07/01/2024 .................................   Aaa/AAA           3,210,000
                                                                                                ------------

                    CERTIFICATES OF PARTICIPATION REVENUE BONDS - 6.0%
                    ----------------------------------------------------------
                    Multnomah County, Oregon
     1,000,000            5.200%, 07/01/2005 .................................   Aa3/NR            1,033,580
                    Oregon State Department of Administration Services
                       (AMBAC Indemnity Corporation Insured)
       500,000            5.375%, 05/01/2014 .................................   Aaa/AAA             570,000
       950,000            5.000%, 11/01/2019 .................................   Aaa/AAA           1,002,250
     1,500,000            5.800%, 05/01/2024 .................................   Aaa/AAA           1,738,125
     3,700,000            6.000%, 05/01/2026 .................................   Aaa/AAA           4,486,250
                    Oregon State Department of Administration Services
                       (MBIA Corporation Insured)
     1,480,000            5.375%, 11/01/2016 .................................   Aaa/AAA           1,653,900
     4,250,000            5.500%, 11/01/2020 .................................   Aaa/AAA           4,765,313
                    State of Oregon (MBIA Corporation Insured)


$    1,250,000            5.700%, 01/15/2010 .................................   Aaa/AAA        $  1,263,487
     2,750,000            6.200%, 11/01/2012 .................................   Aaa/AAA           2,788,143
     1,000,000            5.500%, 01/15/2015 .................................   Aaa/AAA           1,010,230
       550,000            5.500%, 01/15/2015 .................................   Aaa/AAA             555,626
       500,000            5.800%, 03/01/2015 .................................   Aaa/AAA             508,040
     1,000,000            5.800%, 03/01/2015 .................................   Aaa/AAA           1,016,080
                    Washington County, Oregon Educational Services
       645,000            5.625%, 06/01/2016 .................................    A1/NR              677,250
                    Washington County, Oregon Educational Services
                       (MBIA Corporation Insured)
       830,000            5.750%, 06/01/2025 .................................   Aaa/AAA             883,950
                                                                                                ------------
                    Total Certificates of Participation Revenue Bonds ........                    23,952,224
                                                                                                ------------

                    HOSPITAL REVENUE BONDS - 8.5%
                    ----------------------------------------------------------
                    Clackamas, Oregon Hospital Facilities Authority
                       (Legacy Health System)
     2,000,000            5.250%, 02/15/2017 .................................   Aa3/AA            2,112,500
     2,980,000            5.250%, 02/15/2018 .................................   Aa3/AA            3,132,725
                    Clackamas, Oregon Hospital Facilities Authority
                       (Legacy Health System) (MBIA Corporation Insured)
     2,650,000            4.750%, 02/15/2011 .................................   Aaa/AAA           2,898,438
                    Clackamas, Oregon Hospital Facilities Authority
                       (Sisters of Providence Hospital)
       500,000            6.375%, 10/01/2004 .................................   Aa3/AA-             521,200
                    Clackamas County Hospital Facility (Legacy Health
                       System)
     4,000,000            5.250%, 05/01/2021 .................................   Aa3/AA            4,170,000
                    Clackamas County, Oregon Hospital Facilities
                       Authority (Mary's Woods)
     3,460,000            6.625%, 05/15/2029 .................................   NR/NR*            3,611,375
                    Deschutes County, Oregon Hospital Facilities Authority
                       (Cascade Health)
     2,000,000            5.600%, 01/01/2027 .................................    A1/NR            2,097,500
     3,000,000            5.600%, 01/01/2032 .................................    A1/NR            3,135,000
                    Douglas County, Oregon Hospital Facilities Authority
                       (Catholic Health) (MBIA Corporation Insured)
       535,000            5.600%, 11/15/2005 .................................   Aaa/AAA             587,831
                    Medford, Oregon Hospital Authority (Asante Health
                       Systems) (MBIA Corporation Insured)


$    1,000,000            5.000%, 08/15/2018 .................................   Aaa/AAA        $  1,046,250
                    State of Oregon Health Housing Educational &
                       Cultural Facilities Auth. (Peacehealth) (AMBAC
                       Indemnity Corporation Insured)
     2,300,000            5.250%, 11/15/2017 .................................   Aaa/AAA           2,527,125
     1,850,000            5.000%, 11/15/2026 .................................   Aaa/AAA           1,905,500
     1,430,000            5.000%, 11/15/2032 .................................   Aaa/AAA           1,474,687
                    Western Lane County, Oregon Hospital Facilities
                       Authority (Sisters of St. Joseph Hospital) (MBIA
                       Corporation Insured)
     1,000,000            5.625%, 08/01/2007 .................................   Aaa/AAA           1,078,750
     3,765,000            5.750%, 08/01/2019 .................................   Aaa/AAA           4,070,906
                                                                                                ------------
                    Total Hospital Revenue Bonds .............................                    34,369,787
                                                                                                ------------

                    HOUSING, EDUCATIONAL, AND CULTURAL REVENUE
                    BONDS - 7.3%
                    ----------------------------------------------------------
                    Central Oregon Community College District, Oregon
     1,000,000            5.300%, 05/01/2025 .................................   Aaa/AAA           1,053,750
                    Clackamas, Oregon Community College District
                       (MBIA Corporation Insured)
     1,865,000            5.700%, 06/01/2016 .................................   Aaa/AAA           2,109,781
                    Multnomah County, Oregon Educational Facility
                       (University of Portland)
     1,000,000            6.000%, 04/01/2020 .................................   NR/BBB+           1,088,750
                    Oregon St. Facilities Authority Revenue College Housing
     1,000,000            5.300%, 10/01/2022++ ...............................   NR/BBB              995,000
                    Oregon Health Sciences University (MBIA
                       Corporation Insured)
     4,500,000            5.250%, 07/01/2015 .................................   Aaa/AAA           4,854,375
    11,515,000            zero coupon, 07/01/2021 ............................   Aaa/AAA           4,807,512
                    State of Oregon Housing and Community Services
       540,000            5.900%, 07/01/2012 .................................   Aa2/NR              583,200
       500,000            6.700%, 07/01/2013 .................................   Aa2/NR              504,370
     1,800,000            6.050%, 07/01/2020 .................................   Aa2/NR            1,926,000
       885,000            6.000%, 07/01/2020 .................................   Aa2/NR              950,269
     1,940,000            5.400%, 07/01/2027 .................................   Aa2/NR            2,020,025
     1,670,000            6.875%, 07/01/2028 .................................   Aa2/NR            1,708,794
                    State of Oregon Housing and Community Services
                       (MBIA Corporation Insured)


$    1,500,000            5.450%, 07/01/2024 .................................   Aaa/AAA        $  1,528,125
                    State of Oregon Housing, Educational and Cultural
                       Facilities Authority (George Fox University)
                       (LOC: Bank of America)
     1,000,000            5.700%, 03/01/2017 .................................   NR/AA-            1,067,500
                    State of Oregon Housing Finance Authority
     1,000,000            6.800%, 07/01/2013 .................................   AA2/A+            1,015,610
                    Portland, Oregon Housing Authority
     1,000,000            5.100%, 01/01/2027 .................................    NR/A             1,015,000
                    City of Salem, Oregon Educational Facilities
                       (Willamette University)
     1,000,000            6.000%, 04/01/2010 .................................    A2/NR            1,052,500
                    Yamhill County, Oregon Educational Services
                       (AMBAC Indemnity Corporation Insured)
     1,000,000            5.150%, 07/01/2019 .................................   NR/AAA            1,051,250
                                                                                                ------------
                          Total Housing, Educational, and Cultural
                          Revenue Bonds ......................................                    29,331,811
                                                                                                ------------

                    TRANSPORTATION REVENUE BONDS - 4.3%
                    ----------------------------------------------------------
                    State of Oregon Department of Transportation (Light
                       Rail) (MBIA Corporation Insured)
     2,000,000            6.000%, 06/01/2005 .................................   Aaa/AAA           2,190,000
                    Oregon State Department Transportation Highway
     2,555,000            5.375%, 11/15/2018 .................................   Aa1/AA+           2,797,725
                    Oregon St. Department Transportation Highway Usertax
     3,025,000            5.500%, 11/15/2018 .................................   Aa1/AA+           3,403,125
     4,545,000            5.125%, 11/15/2026 .................................   Aa1/AA+           4,749,525
                    Tri-County Metropolitan Transportation District
     1,440,000            5.750%, 08/01/2016 .................................   Aa3/AA+           1,652,400
                    Tri-County Metropolitan Transportation District
                       (LOC: Morgan Guaranty Trust)
     2,500,000            5.400%, 06/01/2019 .................................    NR/AA            2,637,500
                                                                                                ------------
                          Total Transportation Revenue Bonds .................                    17,430,275
                                                                                                ------------

                    URBAN RENEWAL REVENUE BONDS - 1.9%
                    ----------------------------------------------------------
                    Portland, Oregon Airport Way Renewal & Redevelopment
                       (AMBAC Indemnity Corporation Insured)

$    1,640,000            6.000%, 06/15/2014 .................................   Aaa/NR         $  1,935,200
     1,765,000            5.750%, 06/15/2020 .................................   Aaa/NR            2,020,925
                    Portland, Oregon Urban Renewal Tax Allocation
                       (AMBAC Indemnity Corporation Insured)
                       (Convention Center)
     1,150,000            5.750%, 06/15/2018 .................................   Aaa/NR            1,325,375
     2,000,000            5.450%, 06/15/2019 .................................   Aaa/NR            2,197,500
                                                                                                ------------
                          Total Urban Renewal Revenue Bonds ..................                     7,479,000
                                                                                                ------------

                    UTILITY REVENUE BONDS - 2.1%
                    ----------------------------------------------------------
                    City of Eugene, Oregon Electric Utility (Financial
                       Security Assurance Insured)
     1,600,000            5.000%, 08/01/2018 .................................   Aaa/AAA           1,690,000
                    City of Eugene, Oregon Electric Utility (MBIA
                       Corporation Insured)
       640,000            4.850%, 08/01/2013 .................................   Aaa/AAA             642,989
     1,200,000            5.000%, 08/01/2023 .................................   Aaa/AAA           1,203,516
                    City of Eugene, Oregon Electric Utility
       500,000            5.000%, 08/01/2017 .................................   A1/AA-              509,540
     1,400,000            5.800%, 08/01/2019 .................................   A1/AA-            1,524,250
                    City of Eugene, Oregon Trojan Nuclear Project
     1,900,000            5.900%, 09/01/2009 .................................   Aa1/AA-           1,909,424
                    Northern Wasco County, Oregon Public Utility
                       Development (Financial Guaranty Insurance
                       Corporation Insured)
     1,000,000            5.625%, 12/01/2022 .................................   Aaa/AAA           1,073,750
                                                                                                ------------
                          Total Utility Revenue Bonds ........................                     8,553,469
                                                                                                ------------

                    WATER AND SEWER REVENUE BONDS - 11.2%
                    ----------------------------------------------------------
                    Bend Oregon Sewer Revenue (AMBAC Indemnity
                       Corporation Insured)
     1,130,000            5.150%, 10/01/2014 .................................   Aaa/NR            1,248,650
                    City of Klamath Falls Water (Financial Security
                       Assurance Insured)
     1,100,000            6.100%, 06/01/2014 .................................   Aaa/AAA           1,196,250
                    City of Klamath Wastewater (AMBAC Indemnity
                       Corporation Insured)

$    1,545,000            5.650%, 06/01/2020 .................................   Aaa/AAA        $  1,707,225
                    Klamath Falls, Oregon Water Revenue (Financial
                       Security Assurance Insured)
     1,575,000            5.500%, 07/01/2016 .................................   Aaa/AAA           1,864,406
                    Lebanon, Oregon Wastewater (Financial Security
                       Assurance Insured)
     1,000,000            5.700%, 03/01/2020 .................................   Aaa/AAA           1,107,500
                    City of Portland Sewer (MBIA Corporation Insured)
     2,500,000            5.250%, 06/01/2016 .................................   Aaa/AAA           2,703,125
                    City of Portland Sewer (Financial Guaranty Insurance
                       Corporation Insured)
       500,000            6.000%, 10/01/2012 .................................   Aaa/AAA             510,000
     2,355,000            6.250%, 06/01/2015 .................................   Aaa/AAA           2,566,950
     2,900,000            5.750%, 08/01/2019 .................................   Aaa/AAA           3,316,875
                    Portland Water System
     1,440,000            5.500%, 08/01/2015 .................................   Aa1/NR            1,522,800
     7,420,000            5.500%, 08/01/2019+ ................................   Aa1/NR            8,134,175
     1,185,000            5.500%, 08/01/2020 .................................   Aa1/NR            1,290,169
                    Salem Oregon Water & Sewer (Financial Security
                       Assurance Insured)
     1,000,000            5.375%, 06/01/2015 .................................   Aaa/AAA           1,170,000
     1,970,000            5.375%, 06/01/2016 .................................   Aaa/AAA           2,181,775
     3,025,000            5.500%, 06/01/2020 .................................   Aaa/AAA           3,304,813
                    Washington County, Oregon Clean Water Services
                       (Financial Guaranty Insurance Corporation Insured)
       995,000            5.000%, 10/01/2013 .................................   Aaa/AAA           1,110,669
     3,525,000            5.125%, 10/01/2017 .................................   Aaa/AAA           3,820,219
                    Washington County Unified Sewer Agency (AMBAC
                       Indemnity Corporation Insured)
     2,120,000            5.900%, 10/01/2006 .................................   Aaa/AAA           2,302,850
       315,000            5.900%, 10/01/2006 .................................   Aaa/AAA             338,231
     2,500,000            6.125%, 10/01/2012 .................................   Aaa/AAA           2,728,125
       750,000            6.125%, 10/01/2012 .................................   Aaa/AAA             818,437
                                                                                                ------------
                          Total Water and Sewer Revenue Bonds ................                    44,943,244
                                                                                                ------------

                    OTHER REVENUE BONDS - 1.0%
                    ----------------------------------------------------------
                    Baker County Pollution Control (Ash Grove Cement
                       West Project) (Small Business Administration Insured)

$      355,000            6.200%, 07/01/2004 .................................   Aaa/NR         $    358,617
       380,000            6.300%, 07/01/2005 .................................   Aaa/NR              383,823
                    Multnomah County School District #1J, Special
                       Obligations
     1,000,000            5.000%, 03/01/2007 .................................    A1/A             1,011,290
                    Oregon State Department of Administration
                       Services (Lottery Revenue) (Financial Security
                       Assurance Insured)
     2,000,000            5.750%, 04/01/2014 ................................   Aaa/AAA           2,290,000
                                                                                                ------------
                    Total Other Revenue Bonds ................................                     4,043,730
                                                                                                ------------
                    Total State of Oregon Revenue Bonds ......................                   173,313,540
                                                                                                ------------
                       Total Municipal Bonds (cost $366,629,727**) ...........    98.6%          396,892,507
                       Other assets less liabilities .........................     1.4             5,589,148
                                                                                 ------         ------------
                       Net Assets ............................................   100.0%         $402,481,655
                                                                                 ======         ============


            (*)   Any security not rated has been determined by the Investment
                  Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
            (**)  See notes 2f and 4.
            +     A portion of this security is pledged as collateral for the
                  Trust's when-issued commitment.
            ++    Security traded on a "when-issued" basis (see note 10).


                            PORTFOLIO ABBREVIATIONS:
            AMBAC - American Municipal Bond Assurance Corp.
            LOC   - Letter of Credit
            MBIA  - Municipal Bond Investors Assurance Corp.


                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002

ASSETS
   Investments at value (cost $366,629,727) ..................................................   $396,892,507
   Cash ......................................................................................        938,136
   Interest receivable .......................................................................      6,067,937
   Receivable for Trust shares sold ..........................................................        666,494
   Receivable for investment securities sold .................................................        426,432
   Other assets ..............................................................................         11,716
                                                                                                 ------------
   Total assets ..............................................................................    405,003,222
                                                                                                 ------------

LIABILITIES
   Payable for investment securities purchased ...............................................      1,225,856
   Payable for Trust shares redeemed .........................................................        648,432
   Dividends payable .........................................................................        307,693
   Distribution fees payable .................................................................        165,294
   Management fees payable ...................................................................        130,827
   Accrued expenses ..........................................................................         43,465
                                                                                                 ------------
   Total liabilities .........................................................................      2,521,567
                                                                                                 ------------
NET ASSETS ...................................................................................   $402,481,655
                                                                                                 ============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share ........   $    362,033
   Additional paid-in capital ................................................................    370,535,801
   Net unrealized appreciation on investments (note 4) .......................................     30,262,779
   Accumulated net realized gain on investments ..............................................        818,285
   Undistributed net investment income .......................................................        502,757
                                                                                                 ------------
                                                                                                 $402,481,655
                                                                                                 ============

CLASS A
   Net Assets ................................................................................   $345,459,985
                                                                                                 ============
   Capital shares outstanding ................................................................     31,070,823
                                                                                                 ============
   Net asset value and redemption price per share ............................................   $      11.12
                                                                                                 ============
   Offering price per share (100/96 of $11.12 adjusted to nearest cent) ......................   $      11.58
                                                                                                 ============

CLASS C
   Net Assets ................................................................................   $ 25,857,246
                                                                                                 ============
   Capital shares outstanding ................................................................      2,327,545
                                                                                                 ============
   Net asset value and offering price per share ..............................................   $      11.11
                                                                                                 ============
   Redemption price per share (* a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
       during the first 12 months after purchase) ............................................   $      11.11*
                                                                                                 ============

CLASS Y
   Net Assets ................................................................................   $ 31,164,424
                                                                                                 ============
   Capital shares outstanding ................................................................      2,804,923
                                                                                                 ============
   Net asset value, offering and redemption price per share ..................................   $      11.11
                                                                                                 ============

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
     Interest income ...........................................................                     $ 18,625,006

     Management fees (note 3) ..................................................    $  1,452,102
     Distribution and service fees (note 3) ....................................         666,665
     Transfer and shareholder servicing agent fees .............................         172,621
     Trustees' fees and expenses (note 9) ......................................         112,068
     Legal fees ................................................................          73,616
     Shareholders' reports and proxy statements ................................          64,635
     Audit and accounting fees .................................................          30,749
     Custodian fees ............................................................          29,309
     Registration fees and dues ................................................          27,119
     Insurance .................................................................           7,103
     Miscellaneous .............................................................          50,656
                                                                                    ------------
                                                                                       2,686,643
     Expenses paid indirectly (note 7) .........................................         (51,007)
                                                                                    ------------
     Net expenses ..............................................................                        2,635,636
                                                                                                     ------------
     Net investment income .....................................................                       15,989,370

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions .....................         820,660
     Change in unrealized appreciation on investments ..........................      13,993,923
                                                                                    ------------

     Net realized and unrealized gain (loss) on investments ....................                       14,814,583
                                                                                                     ------------
     Net change in net assets resulting from operations ........................                     $ 30,803,953
                                                                                                     ============

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED           YEAR ENDED
                                                                   SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                                                                   ------------------   ------------------

OPERATIONS:
    Net investment income ......................................      $  15,989,370       $  15,243,893
    Net realized gain (loss) from securities transactions ......            820,660             648,916
    Change in unrealized appreciation on investments ...........         13,993,923          13,003,395
                                                                      -------------       -------------
       Change in net assets resulting from operations ..........         30,803,953          28,896,204
                                                                      -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income ......................................        (14,128,754)        (13,839,683)
    Net realized gain on investments ...........................           (498,294)           (198,559)

    Class C Shares:
    Net investment income ......................................           (661,883)           (322,032)
    Net realized gain on investments ...........................            (24,704)             (4,451)

    Class Y Shares:
    Net investment income ......................................         (1,122,356)         (1,068,265)
    Net realized gain on investments ...........................            (38,173)            (15,146)
                                                                      -------------       -------------
       Change in net assets from distributions .................        (16,474,164)        (15,448,136)
                                                                      -------------       -------------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
    Proceeds from shares sold ..................................         73,069,033          45,694,799
    Reinvested dividends and distributions .....................         10,576,448           8,937,268
    Cost of shares redeemed ....................................        (40,530,088)        (38,726,743)
                                                                      -------------       -------------
       Change in net assets from capital share transactions ....         43,115,393          15,905,324
                                                                      -------------       -------------

       Change in net assets ....................................         57,445,182          29,353,392

NET ASSETS:
    Beginning of period ........................................        345,036,473         315,683,081
                                                                      -------------       -------------
    End of period ..............................................      $ 402,481,655       $ 345,036,473
                                                                      =============       =============

                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                          NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

     Tax-Free Trust of Oregon (the "Trust") is a separate portfolio of The Cascades Trust. The Cascades Trust (the "Business Trust") is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust is a non-diversified portfolio which commenced operations on June 16, 1986 and until April 5, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On January 31, 1998 the Trust established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At September 30, 2002 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Trust to amortize premium and discounts on all fixed-income securities. The Fund elected to adopt this requirement effective October 1, 2001. This change does not affect the Trust's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ending September 30, 2002, interest income increased by $53,196, and the change in net unrealized appreciation of investments decreased by $53,196. In addition, the Trust recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $277,321 to reflect the cumulative effect of this change up to the date of adoption. For the year ended September 30, 2002, the new accounting pronouncement did not have a material impact on the financial highlights of the Trust.


3.   FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a sub-adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the sub-adviser and all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% on the Trust's net assets.

     U.S. Bancorp Asset Management, Inc. (formerly U.S. Bancorp Piper Jaffray Asset Management, Inc.) (the "Sub-Adviser"), serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.18% on the Trust's net assets.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

b)   DISTRIBUTION AND SERVICE FEES:

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this service fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended September 30, 2002, service fees on Class A Shares amounted to $479,614, of which the Distributor retained $19,624.

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's net assets represented by Class C Shares and for the year ended September 30, 2002, amounted to $140,288. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's net assets represented by Class C Shares and for the year ended September 30, 2002, amounted to $46,763. The total of these payments made with respect to Class C Shares amounted to $187,051, of which the Distributor retained $23,465.

     Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Trust's shares are sold primarily through the facilities of these dealers having offices within Oregon, with the bulk of sales commissions inuring to such dealers. For the year ended September 30, 2002, total commissions on sales of Class A Shares amounted to $1,218,644 of which the Distributor received $169,571.

c)   OTHER RELATED PARTY TRANSACTIONS

     For the year ended September 30, 2002 the Trust accrued legal fees of $73,616 of which $73,073 were allocable to Hollyer Brady Smith & Hines LLP, counsel to the Trust for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Trust is a Partner of Hollyer Brady Smith & Hines LLP.

4.   PURCHASES AND SALES OF SECURITIES

     During the year ended September 30, 2002, purchases of securities and proceeds from the sales of securities aggregated $82,512,785 and $39,525,916, respectively.

     At September 30, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $30,595,294, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $4,375 for a net unrealized appreciation of $30,590,919. The tax cost of the Trust's securities at September 30, 2002 equals $366,301,587.


5.   PORTFOLIO ORIENTATION

     Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers' ability to meet their obligations. Two such developments, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. Although these amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuer's to pay interest and principal on their obligations, experience over the history of such amendments would indicate a low probability of this happening.


6.   DISTRIBUTIONS

     The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. In this regard, the Trust credited distributions in excess of net investment income in the amount of $81,410 and debited additional accumulated net realized gain on investments in the amount of $81,410 at September 30, 2002. This adjustment had no impact on the Trust's aggregate net assets at September 30, 2002. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

     The tax character of distributions paid by the Trust during its fiscal years ended September 30, 2002 and 2001 is as follows:

Distributions paid from

                                      Year Ended September 30,
                                       2002              2001
                                    -----------       -----------
     Net tax-exempt income          $15,819,924       $15,168,864
     Ordinary income                     19,956            18,394
     Capital gain                       642,581           218,155
                                    -----------       -----------
                                    $16,482,461       $15,405,413
                                    ===========       ===========

7.   EXPENSES

     The Trust has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances.The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8.    CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                                  YEAR ENDED                             YEAR ENDED
                                              SEPTEMBER 30, 2002                     SEPTEMBER 30, 2001
                                          ---------------------------           ---------------------------
                                            SHARES          AMOUNT                SHARES          AMOUNT
                                            ------          ------                ------          ------

CLASS A SHARES:
    Proceeds from shares sold .......      4,559,335     $ 48,860,722            3,046,769     $ 32,323,152
    Reinvested dividends and
       distributions ................        860,102        9,227,559              815,575        8,626,274
    Cost of shares redeemed .........     (3,122,090)     (33,568,282)          (3,219,333)     (34,011,543)
                                          ----------     ------------           ----------     ------------
       Net change ...................      2,297,347       24,519,999              643,011        6,937,883
                                          ----------     ------------           ----------     ------------

CLASS C SHARES:
    Proceeds from shares sold .......      1,279,711       13,712,695              754,192        8,004,403
    Reinvested dividends and
       distributions ................         42,016          450,607               20,272          214,572
    Cost of shares redeemed .........       (176,382)      (1,890,476)            (160,595)      (1,702,903)
                                          ----------     ------------           ----------     ------------
       Net change ...................      1,145,345       12,272,826              613,869        6,516,072
                                          ----------     ------------           ----------     ------------

CLASS Y SHARES:
    Proceeds from shares sold .......        972,682       10,495,616              507,863        5,367,244
    Reinvested dividends and
       distributions ................         83,730          898,282                9,109           96,422
    Cost of shares redeemed .........       (473,970)      (5,071,330)            (285,830)      (3,012,297)
                                          ----------     ------------           ----------     ------------
       Net change ...................        582,442        6,322,568              231,142        2,451,369
                                          ----------     ------------           ----------     ------------
Total transactions in Trust
    shares ..........................      4,025,134     $ 43,115,393            1,488,022     $ 15,905,324
                                          ==========     ============           ==========     ============

9.   TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were eleven Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $7,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Trust, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Trust also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and outreach meetings of Shareholders. For the fiscal year ended September 30, 2002 such reimbursements averaged approximately $4,150 per Trustee.


10.  SECURITIES TRADED ON A WHEN-ISSUED BASIS

     The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

                            TAX-FREE TRUST OF OREGON
                              FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A
                                                     --------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                                     --------------------------------------------------
                                                      2002       2001       2000       1999       1998
                                                     ------     ------     ------     ------     ------
Net asset value, beginning of period .............   $10.72     $10.29     $10.27     $10.86     $10.68
                                                     ------     ------     ------     ------     ------
Income (loss) from investment operations:
   Net investment income+ ........................    0.48       0.49       0.50       0.50       0.53
   Net gain (loss) on securities (both
      realized and unrealized) ...................    0.41       0.44       0.02      (0.56)      0.19
                                                     ------     ------     ------     ------     ------

   Total from investment operations ..............    0.89       0.93       0.52      (0.06)      0.72
                                                     ------     ------     ------     ------     ------

Less distributions (note 6):
   Dividends from net investment income ..........   (0.47)     (0.49)     (0.50)     (0.51)     (0.53)
   Distributions from capital gains ..............   (0.02)     (0.01)       -        (0.02)     (0.01)
                                                     ------     ------     -------    ------     ------

   Total distributions ...........................   (0.49)     (0.50)     (0.50)     (0.53)     (0.54)
                                                     ------     ------     -------    ------     ------

Net asset value, end of period ...................   $11.12     $10.72     $10.29     $10.27     $10.86
                                                     ======     ======     =======    ======     ======

Total return (not reflecting sales charge) .......    8.59%      9.18%      5.26%     (0.62)%     6.90%

Ratios/supplemental data
   Net assets, end of period (in millions) .......    $345       $309       $289       $309       $322
   Ratio of expenses to average net assets .......    0.71%      0.72%      0.71%      0.71%      0.71%
   Ratio of net investment income to
       average net assets ........................    4.45%      4.62%      4.93%      4.70%      4.83%
   Portfolio turnover rate .......................     11%        17%        20%        16%        7%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .......    0.69%      0.70%      0.70%      0.68%      0.69%

----------
+ Per share amounts have been calculated using the monthly average shares method.


                 See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                        FINANCIAL HIGHLIGHTS (CONTINUED)


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           CLASS C
                                                   ------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------
                                                    2002        2001        2000        1999        1998
                                                   ------      ------      ------      ------      ------
Net asset value, beginning of period ..........    $10.71      $10.28      $10.27      $10.85      $10.67
                                                   ------      ------      ------      ------      ------

Income (loss) from investment operations:
   Net investment income + ....................     0.38        0.39        0.41        0.41        0.43
   Net gain (loss) on securities (both
      realized and unrealized) ................     0.42        0.45        0.02       (0.55)       0.20
                                                   ------      ------      ------      ------      ------

   Total from investment operations ...........     0.80        0.84        0.43       (0.14)       0.63
                                                   ------      ------      ------      ------      ------
Less distributions (note 6):
   Dividends from net investment income .......    (0.38)      (0.40)      (0.42)      (0.42)      (0.44)
   Distributions from capital gains ...........    (0.02)      (0.01)        -         (0.02)      (0.01)
                                                   ------      ------      ------      ------      ------

   Total distributions ........................    (0.40)      (0.41)      (0.42)      (0.44)      (0.45)
                                                   ------      ------      ------      ------      ------

Net asset value, end of period ................    $11.11      $10.71      $10.28      $10.27      $10.85
                                                   ======      ======      ======      ======      ======

Total return (not reflecting sales charge) ....     7.67%       8.26%       4.27%      (1.38)%      6.00%

Ratios/supplemental data
   Net assets, end of period (in millions) ....     $25.9       $12.7       $5.8        $3.0        $1.2
   Ratio of expenses to average net assets ....     1.55%       1.56%       1.55%       1.56%       1.56%
   Ratio of net investment income to average
      net assets ..............................     3.56%       3.70%       4.03%       3.84%       3.98%
   Portfolio turnover rate ....................      11%         17%         20%         16%         7%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....     1.54%       1.54%       1.54%       1.53%       1.54%

                                                                           CLASS Y
                                                   ------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                                   ------------------------------------------------------
                                                    2002        2001        2000        1999        1998
                                                   ------      ------      ------      ------      ------
Net asset value, beginning of period ..........    $10.72      $10.28      $10.27      $10.85      $10.68
                                                   ------      ------      ------      ------      ------

Income (loss) from investment operations:
   Net investment income + ....................     0.49        0.50        0.52        0.52        0.54
   Net gain (loss) on securities (both
      realized and unrealized) ................     0.41        0.45        0.01       (0.56)       0.19
                                                   ------      ------      ------      ------      ------

   Total from investment operations ...........     0.90        0.95        0.53       (0.04)       0.73
                                                   ------      ------      ------      ------      ------
Less distributions (note 6):
   Dividends from net investment income .......    (0.49)      (0.50)      (0.52)      (0.52)      (0.55)
   Distributions from capital gains ...........    (0.02)      (0.01)        -         (0.02)      (0.01)
                                                   ------      ------      ------      ------      ------

   Total distributions ........................    (0.51)      (0.51)      (0.52)      (0.54)      (0.56)
                                                   ------      ------      ------      ------      ------

Net asset value, end of period ................    $11.11      $10.72      $10.28      $10.27      $10.85
                                                   ======      ======      ======      ======      ======

Total return (not reflecting sales charge) ....     8.65%       9.45%       5.32%      (0.39)%      6.96%

Ratios/supplemental data
   Net assets, end of period (in millions) ....    $31.2       $23.8       $20.5       $17.0        $10.7
   Ratio of expenses to average net assets ....     0.56%       0.57%       0.56%       0.56%       0.55%
   Ratio of net investment income to average
      net assets ..............................     4.59%       4.76%       5.08%       4.86%       4.95%
   Portfolio turnover rate ....................     11%         17%         20%         16%          7%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets ....     0.54%       0.55%       0.54%       0.53%       0.53%


----------
+ Per share amounts have been calculated using the monthly average shares method.

                 See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                           NUMBER OF
                       POSITIONS                                                           PORTFOLIOS
                       HELD WITH                                                           IN FUND
NAME,                  FUND AND             PRINCIPAL                                      COMPLEX      OTHER
ADDRESS(2)             LENGTH OF            OCCUPATION(S)                                  OVERSEEN     DIRECTORSHIPS
AND DATE OF BIRTH      SERVICE(3)           DURING PAST 5 YEARS                            BY TRUSTEE   HELD BY TRUSTEE
-----------------      ----------           -------------------                            -----------  ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann       Chairman of the      Founder and Chairman of the Board, Aquila           13      Director or trustee, OCC
New York, NY           Board of Trustees    Management Corporation, the sponsoring                      Cash Reserves, Inc., OCC
(05/12/29)             since 1985           organization and Manager or Administrator                   Accumulation Trust,
                                            and/or Adviser or Sub-Adviser to each fund                  Oppenheimer Quest
                                            of the Aquila(sm) Group of Funds(5) and Founder,            Value Funds Group,
                                            Chairman of the Board of Trustees and                       Oppenheimer Small Cap
                                            (currently or until 1998) President of each                 Value Fund, Oppenheimer
                                            since its establishment, beginning in 1984;                 Midcap Fund, and
                                            Director of the Distributor since 1981 and                  Oppenheimer Rochester
                                            formerly Vice President or Secretary, 1981-                 Group of Funds.
                                            1998; President and a Director, STCM
                                            Management Company, Inc., sponsor and
                                            investment adviser to Capital Cash Management
                                            Trust and Capital Cash U.S. Government
                                            Securities Trust, since 1973; Trustee Emeritus,
                                            Brown University and active in university,
                                            school and charitable organizations.

Diana P. Herrmann      Trustee since 1994   President and Chief Operating Officer of the         8      None
New York, NY           and President        Manager since 1997, a Director since 1984,
(02/25/58)             since 1998           Secretary since 1986 and previously its
                                            Executive Vice President, Senior Vice President
                                            or Vice President, 1986-1997; President,
                                            Senior Vice President or Executive Vice
                                            President of funds in the Aquila(sm) Group of
                                            Funds since 1986; Director of the Distributor
                                            since 1997; trustee, Reserve Money-Market
                                            Funds, 1999-2000 and Reserve Private Equity
                                            Series, 1998-2000; active in mutual fund
                                            and trade organizations and in charitable
                                            and volunteer organizations.

Raymond H. Lung        Trustee since 1992   Retired; trustee, Qualivest Group of Funds,          1      None
Portland, OR                                1994-1997; former Executive Vice President
(12/24/26)                                  and Executive Trust Officer, U.S. National
                                            Bank of Oregon; previously active in bank
                                            trade organizations and director of certain
                                            Pacific Northwest companies.

John W. Mitchell       Trustee since 1999   Principal of M & H Economic Consultants;             1      None
Portland, OR                                Economist, Western Region, for U. S. Bancorp
(07/13/44)                                  since 1998; Chief Economist, U.S. Bancorp,
                                            Portland, Oregon, 1983-1998; member,
                                            Oregon Governor's Council of Economic
                                            Advisors, 1984-1998; Chairman, Oregon
                                            Governor's Technical Advisory Committee
                                            for Tax Review in 1998.


NON-INTERESTED TRUSTEES

Gary C. Cornia         Trustee since 2002   President, the National Tax Association;             4      None
Orem, UT                                    Professor and Chair of the Executive
(06/24/48)                                  Committee, the International Center for Land
                                            Policy Studies and Training Institute, Taipei,
                                            Taiwan; formerly Associate Dean, Marriott
                                            School of Management, Brigham Young
                                            University, 1991-2000; Chair, Utah Governor's
                                            Tax Review Committee since 1993; Faculty
                                            Associate, the Land Reform Training Institute,
                                            Taipei, Taiwan and The Lincoln Institute of
                                            Land Policy, Cambridge, Massachusetts.

David B. Frohnmayer    Trustee since 1997   President, University of Oregon since 1994;          1      Umpqua Holding
Eugene, OR                                  former Dean of the University of Oregon                     Company
(07/09/40)                                  Law School and former Attorney General of
                                            the State of Oregon.

James A. Gardner       Trustee since 1986   President, Gardner Associates, an investment         1      None
Terrebonne, OR                              and real estate firm, since 1989; Partner, the
(07/06/43)                                  Canyons Ranch, a real estate firm, since
                                            1991; President Emeritus, Lewis and Clark
                                            College and Law School; director, Oregon
                                            High Desert Museum since 1989; active in
                                            civic, business, educational and church
                                            organizations in Oregon.

Patricia L. Moss       Trustee since 2002   President and Chief Executive Officer, Cascade       1      Cascade Bancorp and
Bend, OR                                    Bancorp & Bank of the Cascades since 1998,                  Bank of the Cascades
(07/23/53)                                  and Executive Vice President & director,
                                            Chief Financial Officer, Chief Operating
                                            Officer, 1987-1998; director, Oregon Bankers
                                            Association; active in community and
                                            educational organizations.

Ralph R. Shaw          Trustee since 2000   General Partner, Shaw Management Company,            1      Schnitzer Steel Industries,
Portland, OR                                an investment counseling firm, since 1980,                  Inc., Magni Systems, Inc.,
(08/23/38)                                  of Shaw Venture Partners since 1982, of Shaw                Severon Corporation
                                            Venture Partners II since 1987 and of Shaw                  (formerly Micromonitors,
                                            Venture Partners III since 1994 (US Bancorp,                Inc.), Integra Telecom,
                                            parent of the Sub-Adviser, is a limited partner             Inc. (formerly OGIT
                                            in the last three ventures); active in local                Communications, Inc.),
                                            civic and charitable organizations.                         Dendreon Corporation
                                                                                                        (formerly Activated Cell
                                                                                                        Therapy, Inc.), LaTIS, Inc.,
                                                                                                        Telestream, Inc., 3PF.com,
                                                                                                        Inc. (formerly ComAlliance,
                                                                                                        Inc.), BMG Seltec Corp.



Nancy Wilgenbusch      Trustee since 2002   President, Marylhurst University since               1      Chair, Oregon Regional
Marylhurst, OR                              1984; member, Ethics Committee of the                       Advisory Board for
(09/17/47)                                  American Institute of Certified Public                      PacifiCorp ; member,
                                            Accountants; active board member of a                       PacifiCorp Advisory Board
                                            number of civic organizations.                              for Scottish Power, an
                                                                                                        international energy
                                                                                                        company; Chair, Portland
                                                                                                        Branch of the Federal
                                                                                                        Reserve Bank of San
                                                                                                        Francisco; director,
                                                                                                        Cascade Corporation, a
                                                                                                        leading international
                                                                                                        manufacturer of lift
                                                                                                        truck attachments.


OFFICERS

James M. McCullough    Senior Vice          Senior Vice President or Vice President of          N/A     N/A
Portland, OR           President since      five Aquila Bond and Equity Funds; Senior
(06/11/45)             1999                 Vice President of the Distributor since
                                            2000; Director of Fixed Income Institutional
                                            Sales, CIBC Oppenheimer & Co. Inc.,
                                            Seattle, WA, 1995-1999.

Sally W. Church        Vice President       Vice President, Tax-Free Trust of Oregon            N/A     N/A
Salt Lake City, UT     since 2002           since 2002 and 1989-1997; retired, 1997-
(10/17/48)                                  2002; Vice President of Aquila Cascadia
                                            Equity Fund, 1996-1997.

Christine L. Neimeth   Vice President       Vice President of three Aquila Bond and Equity      N/A     N/A
Portland, OR           since 1998           Funds; Management Information Systems
(02/10/64)                                  consultant, Hillcrest Ski and Sport, 1997;
                                            Institutional Municipal Bond Salesperson,
                                            Pacific Crest Securities, 1996; active in college
                                            alumni and volunteer organizations.

Rose F. Marotta        Chief Financial      Chief Financial Officer of the Aquila(sm)           N/A     N/A
New York, NY           Officer since 1991   Group of Funds since 1991 and Treasurer,
(05/08/24)                                  1981-1991; Treasurer and Director, STCM
                                            Management Company, Inc., since 1974;
                                            Treasurer of the Manager since 1984 and of
                                            the Distributor, 1985-2000.

Joseph P. DiMaggio     Treasurer since      Treasurer of the Aquila(sm) Group of Funds          N/A     N/A
New York, NY           2000                 and the Distributor since 2000; Controller,
(11/06/56)                                  Van Eck Global Funds, 1993-2000.


Edward M. W. Hines     Secretary since      Partner, Hollyer Brady Smith & Hines LLP,           N/A     N/A
New York, NY           1985                 legal counsel to the Trust, since 1989;
(12/16/39)                                  Secretary of the Aquila(sm) Group of Funds.

Robert W. Anderson     Assistant Secretary  Compliance Officer of the Manager since             N/A     N/A
New York, NY           since 2000           1998 and Assistant Secretary of the Aquila(sm)
(08/23/40)                                  Group of Funds since 2000; trustee, Alpha
                                            Strategies Fund since July, 2002; Consultant,
                                            The Wadsworth Group, 1995-1998.

John M. Herndon        Assistant Secretary  Assistant Secretary of the Aquila(sm) Group of      N/A     N/A
New York, NY           since 1995           Funds since 1995 and Vice President of the
(12/17/39)                                  five Aquila Money-Market Funds since 1990;
                                            Vice President of the Manager since 1990.

Lori A. Vindigni       Assistant Treasurer  Assistant Treasurer of the Aquila(sm) Group of      N/A     N/A
New York, NY           since 2000           Funds since 2000; Assistant Vice President
(11/02/66)                                  of the Manager since 1998; Fund Accountant
                                            for the Aquila(sm) Group of Funds, 1995-1998.


----------
(1)  The  Trust's  Statement  of  Additional   Information  includes  additional
information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust and a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung and Mr. Mitchell are interested persons as security holders of the Sub-Adviser's parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 13 funds are called the "Aquila(sm) Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended September 30, 2002, $15,819,924 of dividends paid by Tax-Free Trust of Oregon, constituting 95.98% of total dividends paid during fiscal 2002, were exempt-interest dividends; $642,581 of dividends paid by the Trust constituting 3.90% of total dividends paid during the fiscal year were capital gain distributions; and the balance was ordinary dividend income.

     Prior to January 31, 2003, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of distributions paid for the 2002 CALENDAR YEAR.

                     SHAREHOLDER MEETING RESULTS (UNAUDITED)

     The Annual Meeting of Shareholders of Tax-Free Trust of Oregon (the "Trust") was held on May 7, 2002. The holders of shares representing 80% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1.    To elect Trustees.

                                Number of Votes:

         TRUSTEE                         FOR                       WITHHELD
         -------                         ---                       --------
         Lacy B. Herrmann                26,250,263                292,922
         David B. Frohnmayer             26,176,224                366,961
         James A. Gardner                26,228,222                314,963
         Diana P. Herrmann               26,277,584                265,601
         Raymond H. Lung                 26,250,925                292,260
         John W. Mitchell                26,277,302                265,883
         Patricia L. Moss                26,273,133                270,052
         Ralph R. Shaw                   26,301,347                241,838
         Nancy Wilgenbusch               26,292,027                251,158


2.    To ratify the selection of KPMG LLP as the Trust's independent auditors.

                                Number of Votes:

         FOR                             AGAINST                   ABSTAIN
         ---                             -------                   -------
         26,029,211                      144,819                   399,156